As Filed with the Securities and Exchange Commission on February 28, 2022
Securities Act of 1933 File No. 333-168469
Investment Company Act of 1940 File No. 811-22445

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. __
Post-Effective Amendment No. 28
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 30

Pinnacle Capital Management Funds Trust
(Exact Name of Registrant as Specified in Charter)

5845 Widewaters Parkway, Suite 300
East Syracuse, New York 13057
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: 315-234-9716

Capitol Services, Inc.
615 Dupont Hwy, Dover, DE 19901
(Name and Address of Agent for Service)

With copy to:
Matthew Wells, Esq.
Bond, Schoeneck & King, PLLC
One Lincoln Center
Syracuse, NY 13202
and
Jesse Hallee, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

1789 Growth and Income Fund

Class P Shares (PSEPX)
Class C Shares (PSECX)

For Investors Seeking Total Return Comprised of Current Income,
Growth of Income, and Capital Appreciation

PROSPECTUS

February 28, 2022

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Return Summary	1

General Summary Information	9

Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	10

General Information	17

Shareholder Information	19

Investing in the Fund	21

Other Important Investment Information	30

Financial Highlights	33

Privacy Notice	36

How to Get More Information	Back Cover

Risk/Return Summary

Investment Objective

The 1789 Growth and Income Fund (the “Fund”) seeks total return comprised of current income, growth of income, and capital appreciation.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Class P Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the current market value of the shares or the cost of the shares being redeemed)	None	1.00%
Redemption Fees (as a percentage of the amount redeemed on shares sold after holding them for 60 days or less)	1.00%	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P Shares	Class C Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses*	0.02%	0.02%
Total Annual Fund Operating Expenses	1.02%	2.02%

*	Acquired Fund Fees and Expenses are an indirect cost. Total Annual Fund Operation Expenses will not correlate to the ratio of average net assets in the Financial Highlights.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Class P Shares	$104	$325	$563	$1,248
Class C Shares	$205	$634	$1,088	$2,348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

The Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and exchange traded funds (“ETFs”) that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon Pinnacle Capital Management, LLC’s (the “Adviser”) assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above). The Fund may invest a portion of its assets in non-U.S. securities (including emerging market securities), some of which may be traded domestically in the form of American Depositary Receipts (“ADRs”). The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance the Fund’s total return and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered or thinly traded securities.

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In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, mortgage-backed securities (“MBS”) (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and asset-backed securities (“ABS”), commercial paper, loans (including first lien, second lien, senior and mortgages), convertible debt securities, convertible preferred securities, bank debt, ETFs primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With respect to the fixed income portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. The loss of money is a risk of investing in the Fund.

Asset Allocation Risk. The Fund’s percentage allocations to equity securities and debt securities could cause the Fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Risks of Investing in Equity Securities. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. Stocks and other equity securities may fluctuate in value due to earnings and other developments affecting a particular company or industry, investor perceptions and other factors beyond the control of the Adviser. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Risks of Small and Medium Capitalization Companies. The Fund may invest in the stocks of small and medium capitalization companies, which may subject the Fund to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may have limited product lines and markets, and may experience higher failure rates than larger companies.

Risks of Large Capitalization Companies. The Fund may invest in the stocks of large capitalization companies, which may subject the Fund to additional risks. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Foreign Risks. Investing in foreign investments (including ADRs) carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income (Debt) Securities Risks. Investing in fixed income securities subjects the Fund to interest rate risk and credit risk. Interest rate risk is the risk that increases in interest rates can cause the prices of the Fund’s investments in fixed income securities to decline. Fixed income securities with longer maturities are generally subject to a higher degree of interest rate risk than fixed income securities with shorter maturities. Credit risk is the risk that the issuer of bonds may not be able to meet interest or principal payments when bonds become due. High-yield securities or junk bonds generally are subject to higher credit risks and are less liquid than higher-rated fixed income securities. Junk bonds are considered speculative with respect to their issuer’s ability to make payments when due. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest, and to the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph. This risk arises as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

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Convertible Security Risk. Convertible securities are hybrid securities and subject to the risks associated with both equity and fixed income investments. Convertible securities are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and are subject to the risks of debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Sovereign Debt Securities Risks. Sovereign debt securities issued by governments of foreign countries in which the Fund may invest may be rated below investment grade if they are rated. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities. Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., junk bonds) and may be subject to many of the same risks as such securities.

Government-Sponsored Enterprise Risk. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations. Debt issued by these agencies is neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risk. The Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs (“underlying funds”). ETFs are also subject to the risks that they may trade above or below their actual net asset value (“NAV”). There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. Some of the underlying funds, including ETFs, will invest in equity securities which are generally affected by movements in the equity and stock markets. Some of the underlying funds, including ETFs in which the Fund may invest, may invest directly or indirectly in physical commodities, such as gold, silver, and other precious metals. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations. The Fund, through its investments in underlying funds (including ETFs), may be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise; conversely, the prices of fixed income securities generally rise as interest rates fall.

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Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Additionally, income derived from investments in ETFs that invest in commodities may not be qualifying income for purposes of the regulated investment company (“RIC”) tax qualification tests under the Internal Revenue Code which may make it difficult for the Fund to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as gold, silver and other precious metals, and subject to the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Mortgage-Backed / Asset-Backed Securities Risks. Prepayment risk is associated with MBS and ABS. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. To the extent the Fund invests in MBS whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain MBS may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such MBS is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in MBS issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk noted above. The values of assets underlying MBS and ABS may decline and, therefore, may not be adequate to cover underlying investors. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). SMBS are acutely sensitive to interest rate changes and to the rate of principal prepayments.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”). To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the AMT, or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Liquidity Risk. The Fund may hold unregistered or thinly traded securities which may impact its ability to sell these investments due to lack of demand in the market. The Fund may hold illiquid securities by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Management Risk. There can be no assurance that the Adviser will be successful in selecting securities for the Fund and allocating its investments among equity and debt securities.

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Performance History

The bar chart and performance table below illustrate the variability of the Fund’s returns. The bar chart shows changes in the performance of the Fund’s Class C shares for each full calendar year since inception. The returns of the Fund’s other share class will differ from the returns of the Class C shares shown below because the expenses of the classes differ. The performance table shows how the Fund’s average annual total returns compare with broad measures of market performance. The S&P 500 Index is included as an additional comparable index. Prior to August 16, 2013, the Fund was managed using a balanced allocation strategy that was different from the more flexible allocation strategy that is currently being used to manage the Fund. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The bar chart does not reflect sales load charges. Updated performance information, current through the most recent month end, is available by calling 1-888-229-9448.

Annual Total Returns Years Ended December 31* - Class C

*	The Fund’s year-to-date return through December 31, 2021 is 23.85%.

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For the periods included in the bar chart:

Best Quarter:	10.40%	4th Quarter, 2021
Worst Quarter:	(18.43%)	1st Quarter, 2020

Average Annual Total Returns as of December 31, 2021

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only and after-tax returns for Class P will vary to the extent that each class has different expenses.

Class C Shares	1 Year	5 Years	Ten Years*
Return Before Taxes	22.85%	9.06%	8.45%
Return After Taxes on Distributions	22.40%	8.54%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	13.85%	7.05%	6.75%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

*	The inception date of this Class is January 21, 2011.

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Class P Shares	1 Year	5 Years	Since Inception (August 26, 2013)
Return Before Taxes	25.09%	10.15%	9.04%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	15.73%

Management

Investment Adviser

Pinnacle Capital Management, LLC (the “Adviser”).

Portfolio Manager

Paul A. Tryon, CFA, is the Senior Portfolio Manager of the Adviser and has been the portfolio manager of the Fund since 2017.

General Summary Information

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below. The minimum initial investment amounts may be waived by the Adviser.

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100
IRA Account/401(k) Plan	$1,000	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail, by wire, or by telephone at 1-888-229-9448. Written requests should be sent to:

Regular Mail 1789 Growth and Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight Mail 1789 Growth and Income Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account or 529 college savings plan. In such an arrangement, taxes will be deferred until a later time.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective, Principal Investment Strategies,
Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

The Fund seeks total return comprised of current income, growth of income, and capital appreciation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. The Fund will provide shareholders 60 days advance written notice of any material changes to the Fund’s objective.

The Investment Selection Process Used by the Fund

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities (including preferred stocks and warrants), debt securities and convertible securities. The Fund may also invest in other investment companies such as mutual funds and ETFs that invest primarily in these same securities. The Fund may also invest in ETFs that hold physical commodities such as gold, silver, and other precious metals. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are not subject to limitation and are based upon the Adviser’s assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The Adviser will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve. When making a decision to buy, hold, or sell a common stock, some of the factors the Adviser evaluates are the expected demand for a company’s products or services, the availability of inputs to the company’s products or services, the company’s competitive positioning in its industry, and the influence of the general economic environment on the company’s business. The Adviser then determines the value of the company’s stock, considering such factors as expected earnings, cash flows, asset values, and discount rates. While there is no minimum dividend required for any single equity investment, as part of its evaluation process, the Adviser will consider an issuer’s ability to pay a current dividend, as well as its ability to increase its dividend payout in the future. The Adviser will select convertible or debt securities using a credit analysis that focuses on income-producing characteristics. Up to 10% of the Fund’s investments at the time of purchase may be in debt securities and convertible securities that are rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above). The Fund may invest a portion of its assets in non-U.S. securities (including emerging market securities), some of which

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may be traded domestically in the form of ADRs. The Fund may employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance the Fund’s total return and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered or thinly traded securities.

In making the Fund’s fixed income securities investments, the Fund may invest in corporate bonds, debentures and notes, U.S. Government securities, municipal securities, foreign sovereign issued securities, MBS (including interest only, principal only mortgages and pools the underlying assets of which include, “sub-prime”, negative amortization, no-document or non-performing mortgages, single-family, manufactured housing or commercial properties) and ABS, commercial paper, loans (including first lien, second lien, senior and mortgages), convertible debt securities, convertible preferred securities, bank debt, ETFs primarily invested in fixed income securities, and mutual funds primarily invested in fixed income securities. The Fund may invest in fixed income securities without regard to maturity.

With respect to the equity portion of the Fund’s portfolio, the Adviser may sell a security when it believes the security no longer fits within the Fund’s portfolio, when the Adviser’s financial forecast for the security deteriorates, when the security’s market price rises substantially above the Adviser’s estimated fair intrinsic value, or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With respect to the fixed income portion of the Fund’s portfolio, the Adviser generally purchases fixed income securities with the intent of holding those securities to maturity. Prior to maturity, however, the Adviser may sell a fixed income security if it believes the issuer of the fixed income security will no longer be able to pay interest and/or principal as scheduled or when, in the Adviser’s opinion, a more attractive investment opportunity arises to replace the security. With the exception of selling based upon the uncovering of a more attractive investment opportunity, all sell decisions are intended to reduce downside risk and preserve the Fund’s capital. Selling to take advantage of a more attractive investment opportunity may be intended to achieve long-term capital appreciation and/or preserve the Fund’s capital.

Temporary Defensive Positions

The Fund may hold all or a portion of its assets in cash or cash-equivalents as a temporary defensive measure. Under these circumstances, the Fund may not participate in stock or fixed income market advances or declines to the same extent it would, had it remained more fully invested in common stocks and/or fixed income securities. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management fees.

The Principal Risks of Investing in the Fund

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

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An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund.

Asset Allocation Risk. The Fund’s percentage allocations to equity securities and debt securities could cause the Fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Risks of Investing in Common Stocks and Other Equity Securities. The Fund invests in common stocks and other equity securities, which subjects the Fund and its shareholders to the risks associated with equity investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company’s management or the demand for its products or services. You should be aware that a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock markets in general.

Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of fixed income securities or debt securities, the Fund generally treats such securities as equity securities. Preferred stock dividends are generally fixed in advance. Unlike requirements to pay interest on certain other types of debt securities, the issuer of preferred stock may not be required to pay a dividend if, for example, it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Fund generally treats such securities as fixed income securities or debt securities.

Risks of Small and Medium Capitalization Companies. To the extent the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and medium capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and medium capitalization companies may have limited markets, product lines or financial resources, and may lack management experience.

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Risks of Large Capitalization Companies. The Fund may invest in the stocks of large capitalization companies, which may subject the Fund to additional risks. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Foreign Risks. To the extent the Fund invests in foreign securities, the Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include the risks associated with higher transaction costs, delayed settlements, lack of liquidity, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments. Also, foreign issuers, brokers, and securities markets may be subject to less government supervision than in the U.S. The considerations noted above generally are intensified for investments in emerging markets. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Fixed Income (Debt) Securities Risks. To the extent the Fund invests in fixed income securities, it could lose money or experience a lower rate of return if it holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Fund’s investments. These securities may accrue income that is distributable to shareholders even though the income may not yet have been paid. If so, the Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Fluctuations in interest rates may affect the yield and value of the Fund’s investments in income-producing or fixed income or debt securities. Generally, if interest rates rise, the value of the Fund’s investments may fall. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. The Fund could lose money if it holds a fixed income security whose issuer is unable to meet its financial obligations. The Fund could lose money or experience a lower rate of return if it holds high-yield securities or junk bonds that are subject to higher credit risks and are less liquid than other fixed income securities. Junk bonds have more credit risk than investment grade bonds. Securities convertible into debt securities are generally treated by the Fund as debt securities. The Adviser may, to a certain extent, rely on credit rating agencies’ assessments of the fixed income securities in which the Fund may invest. Moreover, credit rating agencies may not have complete or accurate information in making their rating decisions. To the extent the Adviser relies too heavily on those assessments without making an independent investigation of the quality of the particular securities, such security may be subject to more of the risks described in this paragraph.

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This risk may arise as a result of conflicts of interest associated with credit rating agencies, which are paid by the issuers whose securities they rate. Accordingly, a rating from a credit rating agency is not always an accurate predictor of risk and an investor could lose money in a security that is rated as investment grade by a credit rating agency. Moreover, the risk associated with relying too heavily on credit rating agencies is heightened to the extent there is a lag between events that cause a downgrade of a particular security and the actual downgrading by the credit rating agency.

Convertible Bond Risk. Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company’s financial condition or overall market and economic conditions.

Sovereign Debt Securities Risks. Sovereign debt securities issued by governments of foreign countries in which the Fund may invest may be rated below investment grade if they are rated. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities. Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., junk bonds) and may be subject to many of the same risks as such securities.

Government-Sponsored Enterprise Risks. The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac. These entities are chartered or sponsored by Acts of Congress and are not funded by congressional appropriations. Debt issued by these agencies is neither guaranteed nor insured by the U.S. government.

Investment Company Securities / ETF Risks. When the Fund invests in underlying funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund may also be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds. The Fund has no control over the risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. When the Fund invests in underlying index funds, the Fund will be subject to substantially the same risks as

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those associated with the direct ownership of securities comprising the index on which the ETF or index mutual fund is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds.

Certain ETFs investing in physical commodities may not be investment companies and, as such, investors in those ETFs are not afforded the protections of the 1940 Act. Income derived from investments in ETFs that invest in commodities may not be qualifying income for purpose of the RIC tax qualifications tests. This could make it more difficult for the Fund to qualify as a RIC. In March 2019, the Internal Revenue Service released final regulations which reaffirmed its position that it will no longer issue private letter rulings with regard to questions as to whether a financial instrument or position meets the definition of a security under the 1940 Act. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

The performance of certain ETFs investing in interests in physical commodities is tied closely to and affected by developments in a specific sector, such as gold, silver and other precious metals, and subject to the possibility that government regulation of that sector will negatively affect underlying investments of the ETF.

Retail shares of ETFs as well as shares of closed-end mutual funds are not redeemable.

To the extent that the Fund invests in closed-end mutual funds, such funds may trade at a discount to their NAV, and as such, the value of the Fund’s investments in closed-end mutual funds may decrease.

●	Equity Risks. Some of the underlying funds in which the Fund may invest in and be exposed to the risks of the equity and stock markets. The risks associated with the Fund’s direct investments in equity securities are generally the same as those risks that the equity-oriented underlying funds will be exposed.

●	Commodity Risks. Some of the underlying funds in which the Fund may invest directly or indirectly in physical commodities, such as gold, silver, and other precious metals. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulations.

●	Fixed Income Risks. The Fund will be exposed to various fixed income risks, including credit risk that the issuer of the security may not be able to make

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payments when due. Fixed income securities also face interest rate risk and duration risk. Interest rate risk refers to the risk that the prices of fixed income securities generally fall as interest rates rise. Specific fixed income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed income security, generally the greater its price sensitivity is to interest rates. Similarly, a longer duration portfolio of securities generally has greater price sensitivity. Duration is determined by a number of factors, including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Mortgage-Backed and Asset-Backed Securities Risks. MBS and ABS are securities whose value is based on underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped MBS. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in MBS and ABS. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be fewer repayments, which would cause the average bond maturity to rise and increase the potential for the Fund to lose money. To the extent the Fund invests in MBS whose underlying mortgages include so called “sub-prime”, negative amortization, no-document or non-performing mortgages, the risk of default is generally greater. Additionally, certain MBS may be secured by pools of mortgages on single-family, multi-family, commercial or other properties. The credit risk on such MBS is affected by homeowners or borrowers defaulting on their loans. The Fund may invest in MBS issued by federal agencies or government sponsored enterprises which may subject the Fund to Government Sponsored Enterprise Risk. The values of assets underlying MBS and ABS may decline and, therefore, may not be adequate to cover underlying investors. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). SMBS are acutely sensitive to interest rate changes and to the rate of principal prepayments.

Municipal Securities Risks. To the extent the Fund invests in municipal securities, the Fund will be impacted by events that affect municipal securities markets. Such events could include unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal security issuer. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be

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taxable to those shareholders subject to the AMT. To the extent the Fund invests in private activity bonds and municipal securities subject to taxation, the interest income on such investments may be subject to federal income taxes, the AMT or other state taxes.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security as well as changes in interest rates, dividends and market volatility. Writing call options provides the opportunity for adding total return to the Fund through the collection of call premiums. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired.

Liquidity Risk. The Fund may not be able to sell some or all of its investments at desired prices, or may be unable to sell investments at all, due to lack of demand in the market for such investments. Additionally, the Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund will not make investments in illiquid securities to the extent that it would hold 15% of its net assets in securities deemed to be illiquid following the investment. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Management Risk. There can be no assurance that the Adviser will be successful in selecting securities for the Fund and allocating its investments among equity and debt securities.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

General Information

Management

The Investment Adviser

Pinnacle Capital Management, LLC (the “Adviser”) is the adviser of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Trust’s Board of Trustees. The Adviser is a registered investment adviser. The Adviser was organized in 2006 and its address is 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057. The Fund’s investment portfolio is managed on a day-to-day basis, including trading securities and researching investments, by Paul A. Tryon, CFA..

Paul A. Tryon, CFA is a Senior Portfolio Manager of the Adviser and has managed the Fund since 2017 (the “Portfolio Manager”). Mr. Tryon received a Bachelor of Arts in American Studies from Yale University. Mr. Tryon is a Chartered Financial Analyst (CFA) with almost 20 years of investment management experience. Mr. Tryon previously served as Director of Investments at Emerson Investment Management.

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Additional information relating to the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund is available in the Fund’s SAI.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Fund pays the Adviser an investment management fee computed at an annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2021, the net aggregate management fee paid to the Adviser by the Fund as a percentage of average net assets was 0.75%.

A discussion regarding the basis of the Board of Trustees’ consideration of the Management Agreement is available in the Fund’s annual report to shareholders for the fiscal year ending October 31, 2021.

Under the Services Agreement, the Fund pays the Adviser an additional service fee at the rate of 0.24% per annum of the Fund’s average daily net assets for assuming all ordinary operating expenses of the Fund. The Adviser is obligated to pay all of the operating expenses of the Fund, excluding management fees, fees and expenses of non-interested trustees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. The operating expenses of the Fund that the Adviser will pay under the Services Agreement include, without limitation, the compensation and expenses of any employee of the Fund and of any other persons rendering services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal; auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder services agent, plan agent, administrator (excluding fees and expenses payable to the Adviser under the Service Agreement and Management Agreement), accounting and pricing services agent and underwriter of the Fund; expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.

The Adviser or the Fund may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase

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securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

The Distributor

Pinnacle Investments, LLC (the “Distributor”) is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

Shareholder Information

Pricing of Fund Shares

This prospectus offers two classes of shares: Class P and Class C shares. When purchasing Fund shares, you must specify which Class is being purchased.

The price you pay for a share of the Fund, and the price you receive upon selling a share of the Fund, is the NAV next determined by the Fund plus any applicable sales charge. The NAV of each class of shares of the Fund is calculated by taking the total value of the Fund’s assets attributable to that class, subtracting liabilities, and dividing by the total number of shares outstanding, rounded to the nearest cent:

NAV = (Total Assets - Liabilities) / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) every day the Exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), plus any applicable sales charge. If you sell Class C shares within one year of their purchase, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by the Fund.

If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the NYSE in order to be confirmed for that day’s NAV. The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities

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available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to value its assets at market value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time that the determination of such values or exchange rates are made and the time that the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Important Information about Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next

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calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Investing in the Fund

You may purchase shares of the Fund directly from the Fund or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing an account application. To establish an individual retirement account (an “IRA”), complete an IRA application. To request an application, call toll-free 1-888-229-9448. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$2,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account/401(k) Plan	$1,000	$100

*	An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks, post-dated checks, or third-party checks will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. The Fund reserves the right to charge a $25 fee against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not

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receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Automated Clearing House (ACH) Purchases

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear

A Choice of Share Classes

The Fund offers two classes of shares through this Prospectus:

Class P Shares — No front-end or contingent deferred sales charge (“CDSC”), no 12b-1 fee, a 1.00% redemption fee, and lower expenses than Class C Shares. Class P Shares are available only to eligible purchasers, as described below.

Class C Shares — No front-end sales charge, a 1.00% CDSC for redemptions made within one year of purchase, and higher ongoing expenses than Class P shares. Class C Shares may not be suitable for large investments. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of average daily net assets.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. You may wish to discuss this choice with your financial consultant.

Contingent Deferred Sales Charge

When you sell your Class C shares, you may be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you.

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There is no sales charge imposed upon purchases of Class C shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C shares of the Fund, your redemption will be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Waiver of Sales Charges

The following qualify for waivers of sales charges:

●	Distributions following the death or disability of shareholder.

●	Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

●	Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

For accounts that are subject to a CDSC, the Fund will use the first-in, first-out (“FIFO”) method to determine the one year holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than one year, the CDSC will be assessed. The CDSC will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a one-year period from the date of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a CDSC.

The Adviser intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares and such brokers will be entitled to receive 12b-1 fees 12 months after the purchase.

Class P Shares

Eligible purchasers include:

●	sponsors, record keepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;

●	certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans;

●	certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others); and

●	the eligible purchaser requirements for Class P shares may be waived by the Adviser in its discretion.

Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution, or its designee, receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order in a timely manner.

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Types of Account Ownership

You can establish the following types of accounts by completing an Account Application:

●	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts have two or more owners.

●	A Gift or Transfer to Minor (a “UGMA” or “UTMA”). A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number and date of birth on the application.

●	Trust. An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

●	Business Accounts. Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

●	IRA Accounts/401(k) Plans. See “Types of Tax-Deferred Accounts”.

Instructions for Opening and Adding to an Account

To Open an Account by Mail

Complete and sign the account application or IRA Application. Make your check payable to the 1789 Growth and Income Fund; reference Class P or Class C shares to ensure proper crediting to your account. For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

Regular Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

To Add to an Account by Mail

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

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Mail the slip and the check to:

Regular Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

To Open an Account by Wire

Call 1-888-229-9448 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

To Add to an Account by Wire

Call 1-888-229-9448 for instructions.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 ½ or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Types of Tax-Deferred Accounts

●	Traditional IRA. An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

●	Roth IRA. An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

●	Spousal IRA. An IRA funded by a working spouse in the name of a non-earning spouse.

●	SEP-IRA. An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in

25

the Fund from your bank or savings account. Your initial investment minimum is $1,000 and investments are made on or about the 15th and/or last business day of the month.

The minimum initial investment amounts may be waived by the Adviser in its discretion. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the NYSE is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent, minus any applicable CDSC or redemption fee. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered and include the items listed below under the caption “To Sell Shares.” The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale. You will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your purchase check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

Redemption Fee

For Class P shares, a redemption fee of 1.00% of the dollar value of the shares redeemed, payable to the Fund, may be imposed on any redemption or exchange of shares made 60 days or less from the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period. Additionally, the Adviser may waive the redemption fee.

The redemption fee is waived on required distributions from IRA accounts due to the shareholder reaching age 70½, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

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To Sell Shares

By Mail

Write a letter of instruction that includes:

●	The names(s) and signature(s) of all account owners.

●	Your account number.

●	The dollar or share amount you want to sell.

●	Where to send the proceeds.

●	If redeeming from your IRA, please note applicable withholding requirements.

●	Obtain a Medallion Signature Guarantee or other documentation, if required.

Mail your request to:

Regular Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

By Telephone

Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-229-9448. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA or other retirement plan, you will be asked whether or not the Fund should withhold federal income tax. Unless you elect in your redemption request that federal income tax not be withheld, the redemption will be subject to withholding.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a $15 fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and

27

telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Additional Redemption Information

Medallion Signature Guarantees

If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-888-229-9448 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund reserves the right to require you to redeem all of your shares if your account balance falls below $500. After your account balance falls below the minimum balance and the

28

Fund chooses to require you to redeem all of your shares, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemptions In Kind

The Fund intends under normal circumstances to redeem shares by payment in cash. However, the Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities equal in market value to the shares of the Fund being redeemed. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges. An irrevocable election has been filed pursuant to Rule 18f-1 under the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. If the Fund redeems your shares in kind, you will bear the market risks associates with maintaining or selling the securities that are transferred as redemption proceeds.

Systematic Withdrawal Plan

If you purchase the Fund through certain financial intermediary platforms and your account has a current value of at least $10,000, you may be eligible to participate in the Fund’s Systematic Withdrawal Plan. This plan automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-229-9448 for additional information.

Redemptions Made Through Brokerage Firms or Other Financial Institutions

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization, or its designee, in proper form. NAV is normally determined as of 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the

29

day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements.

Other Important Investment Information

Dividends and Distributions

The Fund may pay distributions on a quarterly basis and expects that distributions will consist of capital gains and dividends. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 1-888-229-9448 or send a written notification to:

Regular Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Overnight Mail

1789 Growth and Income Fund

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

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Distribution (12b-1) and Shareholder Service Fees

The Fund has adopted a Distribution Plan for Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund may pay for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”). The Distribution Plan provides that the annual limitation for payment of expenses pursuant to the Distribution Plan is 1.00% for Class C Shares of the average daily net assets of the share class for activities primarily intended to result in the sale of those shares. These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to the Class C shares. Of these amounts, the Fund may pay up to 0.25% of its assets for shareholder services. Because the 12b-1 fees are paid out of the Class C assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. To discourage large and frequent short-term trades by investors in Class P shares, and to compensate the Fund for costs that may be imposed by such trades, the Fund may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 60 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading. The Board of Trustees also has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. These procedures include relying on the Fund’s fair valuation processes with respect to the securities for which market quotations are not readily available. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. This policy applies uniformly to all Fund shareholders.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund may invest in foreign securities, and small to mid-capitalization companies, and therefore may have additional risks associated with market timing. Because the Fund may invest in securities that are, among other things, priced on foreign exchanges,

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thinly traded, traded infrequently or relatively illiquid, the Fund has the risk that the current market price for the securities may not accurately reflect current market values. This can create opportunities for market timing by shareholders. For example, securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences, and therefore could dilute the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are generally taxable events in which an investor may realize a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

The foregoing is not intended to be a full discussion of federal tax laws and the effect of such laws on you. Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

Cost Basis Reporting. The Internal Revenue Service requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Highest-in, first-out (“HIFO”) has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of HIFO is more appropriate, the shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on

32

previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

General Disclaimer. For Covered Shares, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Financial Highlights

The financial highlights tables are intended to help you better understand the financial performance of each class of shares of the Fund for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

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Class P Shares

Per share data for a share outstanding throughout each year:

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$12.97	$13.95	$12.81	$12.60	$11.99
Income (loss) from investment operations:
Net investment income(a)	0.14	0.15	0.24	0.17	0.20
Net realized and unrealized gains (losses) on investments	3.77	(0.96)	1.87	0.20	0.60
Total from investment operations	3.91	(0.81)	2.11	0.37	0.80
Less distributions from:
Net investment income	(0.09)	(0.13)	(0.25)	(0.16)	(0.19)
Net realized gains on investments	—	(0.03)	(0.72)	—	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.09)	(0.17)	(0.97)	(0.16)	(0.19)
Proceeds from redemption fees collected (Note 2)	—	0.00 (b)	0.00 (b)	0.00 (b)	—
Net asset value at end of year	$16.79	$12.97	$13.95	$12.81	$12.60
Total return(c)	30.26%	(5.84%)	17.98%	2.88%	6.73%
Net assets at end of year (000’s)	$13,779	$13,047	$14,030	$17,886	$3,753
Ratio of total expenses to average net assets	1.00%	1.00%	1.01%	1.00%	1.01%
Ratio of net investment income to average net assets	0.91%	1.13%	1.84%	1.29%	1.58%
Portfolio turnover rate	10%	5%	18%	120%	7%

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Class C Shares

Per share data for a share outstanding throughout each year:

	Year Ended October 31, 2021	Year Ended October 31, 2020		Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017

Net asset value at beginning of year	$12.84	$13.85		$12.73	$12.54	$11.94
Income (loss) from investment operations:
Net investment income(a)	(0.02)	0.02		0.10	0.04	0.07
Net realized and unrealized gains (losses) on investments	3.74	(0.96)		1.87	0.19	0.60
Total from investment operations	3.72	(0.94)		1.97	0.23	0.67
Less distributions from:
Net investment income	(0.03)	(0.04)		(0.13)	(0.04)	(0.07)
Net realized gains on investments	—	(0.03)		(0.72)	—	—
Return of capital	—	(0.00	) (b)	—	—	—
Total distributions	(0.03)	(0.07)		(0.85)	(0.04)	(0.07)
Proceeds from redemption fees collected (Note 2)	—	—		—	—	—
Net asset value at end of year	$16.53	$12.84		$13.85	$12.73	$12.54
Total return(c)	29.02%	(6.79%)		16.80%	1.84%	5.62%
Net assets at end of year (000’s)	$19,202	$15,932		$15,679	$9,981	$8,323
Ratio of total expenses to average net assets	2.00%	2.00%		2.01%	2.00%	2.01%
Ratio of net investment income to average net assets	0.10%	0.15%		0.77%	0.32%	0.58%
Portfolio turnover rate	10%	5%		18%	120%	7%

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Privacy Notice

FACTS	WHAT DOES THE PINNACLE CAPITAL MANAGEMENT FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security Number

●     Assets

●     Retirement Assets

●     Transaction History

●     Checking Account Information

●     Purchase History

●     Account Balances

●     Account Transactions

●     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Pinnacle Capital Management Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Pinnacle Capital Management Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-229-9448

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Who we are
Who is providing this notice?	Pinnacle Capital Management Funds Trust Pinnacle Investments, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Pinnacle Capital Management Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Pinnacle Capital Management Funds Trust collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tell us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●     Pinnacle Capital Management, LLC, the investment adviser to the Pinnacle Capital Management Funds Trust, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●     Pinnacle Capital Management Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Pinnacle Capital Management Funds Trust does not jointly market.

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How to Get More Information

Where to Go for Information

For shareholder inquiries, please call toll-free in the U.S. at 1-888-229-9448.

The SAI is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund, and is incorporated into this Prospectus by reference. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

1-888-229-9448

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.pcm-advisors.com/offerings/1789-growth-income-fund/.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund is a series of Pinnacle Capital Management Funds Trust (File No. 811-224455)

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

The Adviser’s Contact Information is:

Pinnacle Capital Management, LLC
5845 Widewaters Parkway, Suite 300
East Syracuse, New York 13057
315-234-9716

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST

1789 Growth and Income Fund

Class P Shares (PSEPX) Class C Shares (PSECX)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the 1789 Growth and Income Fund dated February 28, 2022, as amended. This SAI incorporates by reference the Fund’s Annual Report for the fiscal year ended October 31, 2021 (“Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) at P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-229-9448.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	2
INVESTMENT LIMITATIONS	11
MANAGEMENT AND OTHER SERVICE PROVIDERS	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20
PORTFOLIO TRANSACTIONS AND BROKERAGE	20
TAX INFORMATION	21
PRICING AND PURCHASE OF FUND SHARES	32
ANTI-MONEY LAUNDERING PROGRAM	33
ADDITIONAL SERVICE PROVIDERS	33
DISCLOSURE OF PORTFOLIO HOLDINGS	36
PROXY VOTING POLICIES	37
FINANCIAL STATEMENTS	37
EXHIBIT A - PROXY VOTING POLICY AND PROCEDURES	38
EXHIBIT B – ADVISER’S PROXY VOTING POLICIES AND PROCEDURES	42

DESCRIPTION OF THE TRUST AND THE FUND

The Pinnacle Capital Management Funds Trust (the “Trust”) is an open-end management investment company organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010. The Trust’s fiscal year ends on October 31st of each year. The Trust currently consists of one series of units of beneficial interest (“shares”) called the 1789 Growth and Income Fund (previously the “Pinnacle Capital Management Balanced Fund” and then the “Pinnacle Growth and Income Fund”) (the “Fund”). The Fund is a diversified fund. Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

The Agreement and Declaration of Trust (“Declaration of Trust”) permits the Trust’s Board of Trustees (the “Trustees” or the “Board”) to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. The investment adviser to the Fund is Pinnacle Capital Management, LLC (the “Adviser”).

Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. A shareholder vote is not required to liquidate the Trust or the Fund. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses of the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of the Fund.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares or Fund into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. This is intended to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The Trust is authorized to issue two classes of shares: Class C Shares imposing no front-end sales charge and imposing a contingent deferred sales charge of 1.00% if shares are redeemed within one year after purchase and a 12b-1 fee of up to 1.00% of average daily net assets applicable to Class C Shares; and Class P Shares imposing no front-end or deferred sales charges or 12b-1 fee, and are available only to eligible purchasers. On June 28, 2017, all of the Fund’s Class A Shares were converted to Class P Shares.

The Trustees also may establish, without shareholder approval, one or more additional separate portfolios for investments in the Trust. Shareholders’ investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new “fund”). The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any fund upon written notice to the shareholders.

The Delaware Statutory Trust Act provides that shareholders of the Trust shall be entitled to the same limitation on personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit. There is a remote possibility, however, that, under certain circumstances, shareholders of a Delaware statutory trust may be held personally liable for that trust’s obligations to the extent that the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that neither the Trust, the Trustees, nor any officer, employee or agent of the Trust shall have any power to personally bind any shareholder, or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time agree to pay. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the express limitation of shareholder liabilities is determined not to be effective.

The Delaware Trust instrument further states that no Trustee, officer or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

For information concerning the purchase and redemption of shares of the Fund, see “Investing in the Fund” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Shareholder Information - Pricing of Fund Shares” in the Prospectus and “Pricing and Purchase of Fund Shares” in this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

Equity Securities. The Fund may invest in equity securities such as common stock, preferred stock, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. A company’s share price may decline and experience periods of turbulence and instability.

Investment Company Securities. The Fund may invest in the securities of other investment companies, such as other open-end and closed-end mutual funds, exchange-traded funds (“ETFs”) or money market funds, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund may also invest in shares of ETFs and underlying funds, its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Shares of a closed-end fund typically are bought and sold on an exchange and traded at prices determined by supply and demand in the market. The risks of investing in a closed-end investment company typically reflect the risk of the types of securities in which the closed-end fund invests. Closed-end funds often leverage returns by issuing debt securities, auction rate preferred securities or reverse-repurchase agreements. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. The price of a closed-end fund’s shares quoted on an exchange may not reflect the net asset value (“NAV”) of the securities held by the closed-end fund, and closed-end fund shares may sell at a premium or discount to their NAV, which may change over time based on a variety of factors, including supply and demand of the closed-end fund’s shares, that are outside the control or unrelated to the value of the underlying portfolio securities. If the Fund invests in a closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement, the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

Foreign Securities. The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”) and ETFs that hold foreign securities. ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and their impact on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing or “emerging market” countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Fund may also sell short “against the box.” Short sales “against the box” are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Securities Lending. The Fund may make long- and short-term loans of its portfolio securities (in an amount up to 15% of Fund assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. While a loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the collateral to the borrower, placing broker or other collateral agent. To the extent the Fund incurs any losses on the invested cash collateral, the Fund will typically absorb such loss. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the SEC that a fund may engage in loan transactions only under the following conditions: (1) a fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) if a material event affecting the investment in the loaned securities is to occur, the fund must terminate the loan, recall the securities, and vote the proxies.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Fund.

Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, non-publicly offered securities and restricted securities. Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

With respect to Rule 144A securities, these restricted securities are treated as exempt from the 15% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however, invest more than 10% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government (“U.S. Government Obligations”). Not all U.S. Government Obligations are backed by the full faith and credit of, or guaranteed by the United States Treasury. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality’s right to borrow money from the U.S. Treasury under certain circumstances. Moreover, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Fixed Income (Debt) Securities. The Fund may invest in all types of fixed income securities, including when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund’s investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. Lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period (usually from fourteen days to one year) at a stated or variable interest rate.

(1)     Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period at a stated interest rate.

(2)     Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Sovereign Debt Securities. The Fund may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Fund may invest may be rated below investment grade if it is rated. These securities usually offer higher yields than higher-rated securities but also are subject to greater risk than higher-rated securities.

Investment in sovereign debt may in some cases involve a relatively high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from sovereign debt securities may generally be subject to withholding taxes by the country in which the governmental issuer is located and may not be recoverable by the Fund or its investors.

Sovereign debt issued or guaranteed by emerging market governmental entities and corporate issuers in which the Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high-risk, low-rated domestic securities (i.e., high-yield bonds) and may be subject to many of the same risks as such securities. The Fund may have difficulty disposing of certain of these debt obligations at reasonable prices because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Fund may have limited legal recourse against the issuer or guarantor, if any. Remedies, if available at all, must, in some cases, be pursued in the courts of the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the sovereign debt securities in which the Fund may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, the Fund may have few or no effective legal remedies for collecting on such debt.

Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by U.S. Government Obligations. The Fund typically uses repurchase agreements for cash management purposes or for temporary defensive purposes. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and a loss in the value of the security. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. Repurchase agreements are considered collateralized loans under the 1940 Act.

Reverse Repurchase Agreements. The Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a party sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A reverse repurchase agreement may be viewed as a borrowing. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

Temporary Defensive Position. The Fund may hold all or a portion of its assets in cash or cash equivalents as a temporary defensive measure. Cash equivalents may include, but are not limited to, money market instruments, shares of money market mutual funds, short-term U.S. Government obligations, corporate debt securities, repurchase agreements, and bank obligations (certificates of deposit, time deposits and bankers’ acceptances).

Borrowing. The Fund is permitted to borrow money from banks up to one-third of the value of its total assets. Leverage is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification. However, it also increases investment risk. Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will not purchase securities while its borrowings exceed 5% of its total assets. The Fund may not pledge, mortgage or hypothecate assets except to secure permitted borrowings related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. The Fund typically engages in options transactions for the purposes of generating premium income and protecting or minimizing losses. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay- through structure similar to the collateralized mortgage structure.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Convertible Securities. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Municipal Securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The value of municipal securities is also dependent on the continuing ability of their issuers to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch Ratings (“Fitch”) represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future. The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “Flat Tax” and “Value Added Tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund’s portfolio would be affected.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes to the portfolio to be appropriate. It is expected that the Fund’s annual portfolio turnover generally will not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders. During the fiscal year ended October 31, 2020 the portfolio turnover rate was 5%. During the fiscal year ended October 31, 2021 the portfolio turnover rate was 10%.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund, the Adviser, Custodian, Administrator, Transfer Agent, Distributor, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures and/or cause reputational damage. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified. Moreover, the Fund does not directly control the cybersecurity systems of issuers or third-party service providers and there is no guarantee that their efforts will be successful.

COVID-19 Risk. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non- fundamental (“Non-Fundamental”).

1.    Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.      Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.     Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.     Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.   Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.    Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.    Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of related industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above. As noted above, the Fund’s limitation with respect to the issuance of senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act. The activities permitted by the 1940 Act that the Fund is referring to include such investments as short sales, reverse repurchase agreements, buying and selling certain derivatives (such as futures contracts), selling put and call options, engaging in when-issued, delayed delivery or forward commitment transactions and other practices that have a leveraging effect on the capital structure of a mutual fund. Such transactions are not considered to involve the sale or issuance of a senior security if the Fund maintains an offsetting financial position or segregates liquid assets in a sufficient value to “cover” the fund’s potential obligation in accordance with applicable SEC guidance. Such offsetting financial position or segregated assets will be marked-to-market daily and the amount of such position or assets will be increased if necessary to maintain adequate coverage of the transaction.

Non-Fundamental. The following limitation has been adopted by the Trust with respect to the Fund and is considered Non-Fundamental. The Non-Fundamental limitation may be changed by the Trust’s Board of Trustees at any time, to the extent permitted by applicable law, regulation or regulatory policy, without shareholder approval.

1. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. If more than 15% of the Fund’s net assets are invested in illiquid investments, the Adviser will take appropriate action to reduce the Fund’s illiquid investment holdings to 15% or less of its net assets.

MANAGEMENT AND OTHER SERVICE PROVIDERS

THE INVESTMENT ADVISER

The Adviser is Pinnacle Capital Management, LLC (the “Adviser”), located at 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057. The Adviser is controlled by Pinnacle Holding Company, LLC. Pinnacle Holding Company, LLC was organized as a Delaware corporation in 2006. Pinnacle Holding Company, LLC is a financial services company offering an array of solutions to individual and institutional clients. Revenues are generated from Pinnacle Holding Company, LLC’s investment brokerage firm, money management firm, tax services firm, life insurance agency and 403(b) qualified retirement firm.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives from the Fund an annual investment management fee of 0.75% of the average daily net assets of the Fund.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Under the Services Agreement, the Adviser assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, fees and expenses of non-interested Trustees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. Under the Services Agreement, the Adviser receives from the Fund an annual Services Agreement fee of 0.24% of the average daily net assets of the Fund. The Fund may also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

The following table sets forth the advisory and service fees paid to the Adviser by the Fund for the periods indicated.

Fiscal Year Ended	Advisory Fees Paid	Service Fees Paid
October 31, 2019	$195,659	$62,611
October 31, 2020	$231,254	$74,001
October 31, 2021	$239,431	$76,618

THE PORTFOLIO MANAGER

Mr. Paul A. Tryon, CFA (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund’s Portfolio, including trading securities and researching investments. The following provides information regarding other accounts managed by the Portfolio Manager as of October 31, 2021.

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts: Separately Managed Accounts	43	$20 million	0	$0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another. Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another.

Mr. Tryon’s compensation as the Fund’s Portfolio Manager is a percentage of fees collected on assets in the Fund and separate accounts managed by Mr. Tryon. Mr. Tryon is also responsible for a percentage of advisor expenses related to the Fund and other products. Mr. Tryon’s compensation is not directly based on Fund performance, but performance does affect fund assets and, therefore, his compensation.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of October 31, 2021, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul A. Tryon	A

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office until their respective successors are chosen and qualified.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has established an Audit Committee, a Nominating and Corporate Governance Committee, a Qualified Legal Compliance Committee and a Valuation Committee.

The Board is led by its Independent Chairman, Joseph O. Reagan, MD. As Chairman, Dr. Reagan presides at each Board meeting and performs other duties and responsibilities determined by the Board. The Board also relies on its committees to help ensure that the Fund has effective governance and oversight. An independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s independent registered public accounting firm, Chief Compliance Officer and legal counsel, stay informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that the Board’s structure is an appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the Portfolio Manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the Adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Generally, the Trust believes that each Trustee is competent to serve because of his individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing each Trustee’s qualifications, rather, the collective experience makes the individual qualified to serve as a Trustee.

Mr. Dalton J. Axenfeld is the Chief Financial Officer for Pinnacle Holding Company, LLC and oversees all financial reporting and accounting matters for the various companies. After spending 5 years in public accounting as a Senior Auditor where he gained valuable experience working for a nationally recognized firm, Mr. Axenfeld joined Pinnacle Holding Company, LLC in 2016. Mr. Axenfeld is a Certified Public Accountant (CPA) in the state of New York, a member of the New York State Society of CPAs (NYSSCPA), and the American Institute of CPAs (AICPA). He also attended Ithaca College where he obtained his MBA, and Le Moyne College where he received his B.S. in Accounting. The Board concluded that Mr. Axenfeld is suitable to serve as a Trustee because of his business and accounting experience and his academic and professional background.

Joseph O. Reagan, MD is a retired Anesthesiologist with over 30 years of business and investment experience as a practicing physician and partner of the Anesthesia Group of Onondaga, PC. Dr. Reagan spent 14 years as Chairman of the Anesthesia Department at St. Joseph’s Hospital Health Center. Dr. Reagan was an Adjunct Professor at Cornell University’s Sloan School of Management and a Practice Consultant for Community General Hospital Anesthesia Group. Dr. Reagan earned degrees from Hamilton College, University of Guadalajara School of Medicine, and the State University of New York.

Mr. Mark E. Wadach has over 25 years of business experience in sales and marketing and has served as a trustee of another investment company since 1997. Mr. Wadach was member of the Syracuse University basketball team during undergraduate school where he earned a Bachelor of Science Degree in Business Management.

Mr. Christopher Wiles worked for the New York State Attorney General’s Office from 2001 until 2018. Prior to the New York State Attorney General’s office, Mr. Wiles worked in a law partnership practice where he concentrated in real estate, trusts and estates, and commercial matters. He is a Board member and a past President of the Volunteer Lawyers project of Onondaga County and is presently President of the Syracuse Parks Conservancy. Mr. Wiles holds a degree in history from Princeton University and a J.D. degree from Cornell Law School where he has also taught clinical courses related to his work with the Attorney General’s office. The Board concluded that Mr. Wiles is suitable to serve as a Trustee because of his business and legal experience, his academic background and his professional experience as a practicing attorney for more than 45 years.

The Trustees and officers of the Trust, together with their addresses, age, principal occupations during the past five years are as follows:

Interested Trustees and Officers

Name, Address, and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Dalton J. Axenfeld(1)(2) (born 1988)	Interested Trustee	Indefinite Term; Since 2019	CFO, Pinnacle Holding Company, LLC, 2017 to Present; Controller, Pinnacle Holding Company, LLC, 2016 to 2017; Senior Auditor, Dannible & McKee, LLP 2011 to 2016.	1	None
Stephen J. Fauer, CFA(1) (born 1959)	President, Principal Executive Officer	Indefinite Term; Since 2021	Chief Investment Officer, Pinnacle Capital Management, LLC, 2006 to Present.	N/A	N/A
Paul A. Tryon, CFA(1) (born 1975)	Treasurer and Chief Financial Officer	Indefinite Term; Since 2017	Principal, Senior Portfolio Manager, Pinnacle Capital Management, LLC, 2016 to Present; Director of Investments, Emerson Investment Management, 2011 to 2016.	N/A	N/A
Kevin McClelland(1) (born 1986)	Chief Compliance Officer, Chief Operating Officer	Indefinite Term; Since 2012 (CCO Since June 2013)	Chief Compliance Officer & Chief Operating Officer, Pinnacle Capital Management, LLC, March 2013 to Present.	N/A	N/A
Jesse D. Hallee(3) (born 1976)	Secretary	Since 2021	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, June 2019 to present; Vice President and Senior Counsel, State Street Bank and Trust Company, March 2013 to June 2019.	N/A	N/A

(1)	Address is c/o Pinnacle Capital Management Funds Trust, 5845 Widewaters Parkway, Suite 300, East Syracuse, New York, 13057.

(2)	Trustee is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Adviser.

(3)	Address is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 250, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address(1), and Age	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joseph Reagan, MD (born 1951)	Independent Trustee and Chairman	Indefinite Term; Since 2010	Retired; Adjunct Professor, Cornell University’s Sloan School of Management, 2009 to 2015; Practice Consultant, Community General Hospital’s Anesthesia Group, 2008 to 2020; Case Investigator, New York State Office of Professional Medical Conduct, 2015 to 2016.	1	None
Mark E. Wadach (born 1951)	Independent Trustee	Indefinite Term; Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular), 2007 to Present.	1	NYSA Series Trust for its one series.
Christopher Wiles (born 1943)	Independent Trustee	Indefinite Term; Since 2019	Retired; New York State Attorney General’s Office, 2014 to 2018.	1	None

(1)	The address of each Trustee is c/o Pinnacle Capital Management Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Fund Shares Owned by Board Members

The following table shows the dollar amount range of each Trustee’s beneficial ownership of the Fund as of the end of the most recently completed calendar year and stated as one of the following ranges: A = None; B = $1 - $10,000; C = $10,001 - $50,000; D = $50,001 - $100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares (All Funds)
Independent Trustees
Joseph Reagan, MD	C	C
Mark E. Wadach	A	A
Christopher Wiles	A	A
Interested Trustee
Dalton J. Axenfeld	A	A

COMPENSATION

The Trustees of the Trust who are officers or employees of the Adviser receive no remuneration from the Fund. As of March 25, 2021, the Independent Trustees are paid to attend the quarterly meetings of the Board of Trustees in the amount of $500 for in person attendance and $500 for telephonic attendance. Prior to March 25, 2021, the Independent Trustees were paid to attend the quarterly meetings of the Board of Trustees in the amount of $500 for in person attendance and $300 for telephonic attendance. In addition, the Independent Trustees are compensated for their out-of-pocket expenses associated with their services.

The following table provides the amount of compensation paid to each of the Trustees during the Fund’s fiscal year ended October 31, 2021:

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Independent Trustees
Joseph Reagan, MD	$2,200	None	None	$2,200
Mark E. Wadach	$2,200	None	None	$2,200
Christopher Wiles	$2,200	None	None	$2,200
Interested Trustee
Dalton J. Axenfeld	None	None	None	None

AUDIT COMMITTEE

The Board of Trustees has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Joseph Reagan, MD, Mark Wadach and Christopher Wiles. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee is responsible for (i) overseeing and monitoring the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitoring the auditor’s independence. During the past fiscal year, the Audit Committee met two times.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Board of Trustees has a Nominating and Corporate Governance Committee, which is comprised of the independent members of the Board of Trustees, Joseph Reagan, MD, Mark Wadach and Christopher Wiles. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which are described in Exhibit C. The charter also describes the process by which shareholders of the Trust may make nominations. During the past fiscal year, the Nominating Committee did not meet.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Board of Trustees has a Qualified Legal Compliance Committee, which is comprised of the independent members of the Board of Trustees, Joseph Reagan, MD, Mark Wadach and Christopher Wiles. The Qualified Legal Compliance Committee is responsible for (i) receiving, reviewing and taking appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee, or agent of the Trust, (ii) fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes Oxley Act of 2002 and the rules promulgated by the SEC thereunder (including 17 C.F.R. Part 205 or any successor regulation thereto) and (iii) perform such other duties as may be assigned to it, from time to time, by the Board. During the past fiscal year, the Qualified Legal Compliance Committee did not meet.

FAIR VALUE COMMITTEE

The Board of Trustees has a Fair Value Committee, which is comprised of three (3) of the Board’s Independent Trustees and two (2) employees of the Adviser. The Fair Value Committee meets as needed in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. During the past fiscal year, the Fair Value Committee did not meet.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of February 1, 2022, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.

Name and Address of Record Owner	Percentage of Ownership of P Class	Percentage of Ownership of C Class
RBC Capital Markets LLC/Mutual Fund Omnibus Processing 60 South Sixth Street-P08 Minneapolis, MN 55402	13.47%	5.16%

As of February 1, 2022, the Trustees and Executive Officers of the Trust owned less than 1% of the Fund’s outstanding shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement. Due to research services provided by brokers, the Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the fiscal years shown.

Fiscal Year End	Brokerage Commissions
October 31, 2019	$5,206
October 31, 2020	$4,505
October 31, 2021	$2,576

*	The aggregate brokerage commissions paid by the Fund during the October 31, 2021 fiscal year were lower than prior fiscal years primarily due to lower portfolio turnover and a reduction in capital share activity during the year.

The Trust, the Adviser and Pinnacle Investments, LLC, the Fund’s distributor (the “Distributor”) have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The personnel subject to the Code of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. A copy of the Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and available from, the SEC.

TAX INFORMATION

The following discussion is a summary of certain United States (“U.S.”) federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund are held by U.S. shareholders and that such shares are held as capital assets.

A “U.S. shareholder” is a beneficial owner of shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC. The Fund has qualified and intends to remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code Section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

The Fund intends to invest in ETFs that are taxable as RICs under the Code. Accordingly, the income the Fund receives from such ETFs should be qualifying income for purposes of the Fund satisfying the 90% Test described above. However, the Fund may also invest in one or more ETFs that are not taxable as RICs under the Code and that may generate non-qualifying income for purposes of satisfying the 90% Test. The Fund anticipates monitoring its investments in such ETFs so as to keep the Fund’s non-qualifying income within acceptable limits of the 90% Test, however, it is possible that such non-qualifying income will be more than anticipated which could cause the Fund to inadvertently fail the 90% Test, thereby causing the Fund to fail to qualify as a RIC. In such a case, the Fund would be subject to the rules described below.

If a RIC fails the 90% Test, as long as such failure was due to reasonable cause and not willful neglect, the RIC is only required to pay a tax equal to the amount by which it failed the 90% Test.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million. Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure this failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b)    the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of corporate tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

The Fund’s net realized gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. There is no limitation on the number of years to which capital losses may be carried forward. During the fiscal year ended October 31, 2021, the Fund utilized $1,542,510 of long-term capital loss carryforwards for federal income tax purposes. Capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed below) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund will provide Forms 1099 designating the amount of any qualified dividend income or capital gain dividends and other distributions.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

The Treasury Department issued regulations that in general, allow a RIC to pass through to certain non-corporate shareholders qualified REIT dividends that are eligible for a deduction of up to 20% under Code Section 199A, as enacted by the Tax Cuts and Jobs Act in late 2017. In order to be eligible for the 20% deduction, a shareholder must meet certain holding period and other requirements.

Sales and other dispositions of the shares of the Fund generally are taxable events. U.S. shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in the shares of the Fund is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen highest–in, first-out (“HIFO”) as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Original Issue Discount, Pay-In-Kind Securities, and Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher- Risk Securities”.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. However, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax- exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The ETFs in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid the by Fund, subject to certain limitations.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfied this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short- term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or other Form W-8 as may apply). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets. Certain individuals (and following the issuance of regulations by the IRS, certain domestic entities) must disclose annually their interest in “specified foreign assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns. The requirement to file Form 8938 depends on whether the value of specified foreign assets is more that the appropriate reporting threshold, which varies depending on, among other things, the citizenship and residency of the individual and whether the individual files an individual or joint income tax return.

Other Reporting and Withholding Requirements. The Foreign Account Tax Compliance Act (“FATCA”) requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”). Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest.

Distributions made by the Fund to a shareholder, and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the reporting rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

PRICING AND PURCHASE OF FUND SHARES

PRICING OF FUND SHARES

The NAV of shares of the Fund (plus any applicable sales charge) is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for business (the NYSE is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine NAV (share price), see “Pricing of Fund Shares” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith using methods approved by the Board of Trustees.

Because the Fund may have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests. The prospectuses for these investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

PURCHASES OF SHARES

Shares of the Fund are offered on a continuous basis by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals. The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectus entitled “Investing in the Fund.” The Prospectus contains a general description of how investors may buy shares of the Fund and the features of each class of shares.

The Fund offers two classes of shares. Class C Shares are sold at NAV without an initial sales charge, and are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets applicable to such Class, and a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase. Class P Shares are sold without an initial sales charge and are not subject to a 12b-1 fee or a contingent deferred sales charge. Class P Shares are available only to eligible purchasers. On June 28, 2017, all of the Fund’s Class A Shares were converted to Class P Shares.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, received the order. Customer orders will be priced at the NAV (plus any applicable sales charge) next computed after they are received by an authorized broker or the broker’s authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

ADDITIONAL SERVICE PROVIDERS

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Fund’s custodian. It holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties as directed by the Adviser. U.S. Bank, N.A. has no supervisory function over management of the Fund.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s Administrator. As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services, among others:

●	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;

●	assemble reports required to be filed with the SEC and file such completed reports with the SEC;

●	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assist in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

●	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus receives a monthly fee based on the Fund’s average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

Ultimus also acts as the Fund’s transfer agent. As transfer agent, Ultimus maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For providing these shareholder services, Ultimus receives an annual per account fee, subject to a minimum fee per month.

Ultimus also acts as the Fund’s fund accountant. As fund accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Fund’s custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund. For providing these fund accounting services, Ultimus receives a base monthly fee plus an asset-based fee.

Ultimus provides these services pursuant to service agreements with the Trust. The administrative services, fund accounting services, and transfer agent services are paid for by the Adviser. The service agreements, unless otherwise terminated as provided in the agreements, are renewed automatically for successive one-year periods. For the last three fiscal years, Ultimus received the following fees for its services as administrator, fund accountant and transfer agent:

Administration		Fund Accounting	Transfer Agent
October 31, 2019	$30,000	$38,610	$36,000
October 31, 2020	$31,011	$35,543	$29,000
October 31, 2021	$32,412	$32,865	$24,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., 151 N. Franklin St., Suite 575, Chicago, IL 60606, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2022. The independent registered public accounting firm performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

LEGAL COUNSEL

Bond, Schoeneck & King, PLLC, which has offices at One Lincoln Center, 110 West Fayette Street, Syracuse, New York 13202, serves as counsel for the Trust.

DISTRIBUTOR

Pinnacle Investments, LLC (the “Distributor”), located at 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057, is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. For the last three fiscal years, the Distributor received the following fees from underwriting and broker commissions on the sale of Class P shares (formerly, Class A shares) and collected the following CDSCs on the redemption of Class C shares of the Fund:

Fiscal Year End	Fees from Underwriting and Brokerage Commissions	CDSCs on the Redemption of Class C Shares
October 31, 2019	$0	$3,960
October 31, 2020	$0	$1,376
October 31, 2021	$0	$921

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class C Shares. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing the operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Class C Shares of the Fund may annually expend up to 1.00% of the average daily net assets of that class to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund shares, may not exceed 0.25% of the average daily net assets of the class.

The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Class C shares.

For the fiscal year ended October 31, 2021, the Fund’s Class C shares paid $183,423 in 12b-1 fees. All payments were made to compensate broker-dealers and others for the sale of shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). Information contained in annual and semi-annual reports mailed to shareholders, as well as information filed with the SEC on Form N-PORT and information posted on the Fund’s website, if any, is public information. Information posted to the Fund’s website and other marketing and sales literature may be posted or produced as frequently as monthly with a one month lag, and is public information. All other information is non-public information.

The Fund has an ongoing relationship with third-party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third-party servicing agents are the Adviser, Ultimus, Distributor and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The Fund’s Chief Compliance Officer must authorize all disclosures of portfolio holdings. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The Fund also releases information to Morningstar or other entities that track and rank mutual fund performance on a delayed basis after the information has been filed with the SEC or otherwise made public. The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

The Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund, or the Adviser. Additionally, the Fund, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICIES

The Trust and the Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser subject to the supervision of the Board of Trustees. The Adviser votes the Fund’s proxies in accordance with its proxy voting policy, subject to the provisions of the Trust’s policy regarding conflicts of interests. The Fund’s Proxy Voting Policy and Procedures are attached as Exhibit A. The Adviser’s Proxy Voting Policy and Procedures are attached as Exhibit B.

The Trust’s policy provides that, if a conflict of interest between the Adviser and its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available after August 31 without charge, upon request by calling toll-free, 1-888-229-9448 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Trust’s and the Adviser’s proxy voting policy and procedures are also available by calling 1-888-229-9448 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2021. You can obtain the Annual Report without charge by writing 1789 Growth and Income Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707 or by calling 1-888-229-9448.

EXHIBIT A

PINNACLE CAPITAL MANAGEMENT FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURE

Introduction

Pinnacle Capital Management Funds Trust (the “Trust”) is a registered open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust may offer multiple series (each a “Fund” and, collectively, the “Funds”). Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “Proxy Rule”).

Consistent with its fiduciary duties and pursuant to the Proxy Rule, the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein. This policy may be amended, from time to time, as determined by the Board.

The Proxy Rule requires that each series of shares of the Trust listed on Appendix A, attached hereto, (each a “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The Proxy Rule also requires each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

Delegation of Proxy Voting Authority to Fund Adviser

The Board believes that the investment adviser (or sub-adviser as the case may be) of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited entity to make decisions on how to vote proxies of portfolio companies held by that Fund. Therefore, subject to the oversight of the Board, the Trust shall defer to and rely on the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy (each an “Adviser’s Voting Policy”), a copy of which shall be presented to the Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

The Board, including a majority of the independent trustees of the Board, shall approve each Adviser’s Voting Policy as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by the Adviser.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.

When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Oversight of the Advisers’ Proxy Voting Compliance Activities

Each Adviser shall present to the Trust’s Administrator an annual report summarizing its proxy voting compliance activities for the preceding quarter. The administrator shall review the report to ensure compliance with the Proxy Rule and with this Policy, and shall determine the steps and procedures, if any, that must be undertaken or adopted by the Trust and any Adviser to ensure further compliance with the relevant laws.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three (3) business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

In accordance with the Proxy Rule, each Adviser shall provide a complete voting record, for each series of the Trust for which it acts as adviser, to the Trust’s Administrator within 15 days following the end of each required reporting period. The Trust’s Administrator will file Form N-PX with the SEC on an annual basis with the SEC no later than August 31st of each year.

Each Fund, subject to oversight of the Board, shall disclose the Fund’s complete proxy voting record to its shareholders on Form N-PX, as required by the Proxy Rule, for the twelve-month period ended June 30th. Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote: (i)     the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security (if available through reasonably practicable means); (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means); (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Fund cast its vote on the matter; (viii) how the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

If the Fund has a website, the Fund may post of copy of its Adviser’s proxy voting policy and this Policy on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust shall reply to any Fund shareholder request within three business days of receipt of the request, by first- class mail or other means designed to ensure equally prompt delivery.

Adopted: December 12, 2014

Appendix A

1789 Growth and Income Fund

EXHIBIT B

Pinnacle Capital Management, LLC
IA Policies and Procedures Manual

Proxy Voting

Policy

Pinnacle Capital Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Pinnacle Capital Management, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

●	All employees will forward any proxy materials received on behalf of clients to the Chief Compliance Officer.

●	Absent material conflicts, our Chief Investment Officer will determine how Pinnacle Capital Management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

●	Pinnacle Capital Management, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Pinnacle Capital Management, LLC voted a client’s proxies, and that clients may request a copy of the firm’s proxy policies and procedures.

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Compliance Officer.

●	In response to any request, the Chief Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Pinnacle Capital Management, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

●	In the absence of specific voting guidelines from the client, Pinnacle Capital Management, LLC will vote proxies in the best interests of each particular client. Pinnacle Capital Management, LLC’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Pinnacle Capital Management, LLC’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

●	Pinnacle Capital Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

●	Pinnacle Capital Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

●	In reviewing proposals, Pinnacle Capital Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

●	Pinnacle Capital Management, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Pinnacle Capital Management, LLC with the issuer of each security to determine if Pinnacle Capital Management, LLC or any of its employees has any financial, business or personal relationship with the issuer.

●	If a material conflict of interest exists, our Chief Investment Officer along with the Chief Compliance Officer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Pinnacle Capital Management, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that Pinnacle Capital Management, LLC receives;

●	A record of each vote that Pinnacle Capital Management, LLC casts;

●	Any document Pinnacle Capital Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from a client for information on how Pinnacle Capital Management, LLC voted such client’s proxies, and a copy of any written response.

PART C

FORM N-1A

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement File on Form N-1A filed December 3, 2010.
	(2)	Agreement and Declaration of Trust – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.
(b)		Bylaws – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.
(c)		Incorporated by reference to Agreement and Declaration of Trust and Bylaws.
(d)	(1)

Investment Management Agreement with Pinnacle Capital Management LLC on behalf of the 1789 Growth and Income Fund – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.

	(2)	First Amendment to Investment Management Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement Filed on Form N-1A filed February 28, 2014.
(e)	(1)	Distribution Agreement with Pinnacle Investments, LLC – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.
	(2)	First Amendment to Distribution Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement Filed on Form N-1A filed February 28, 2014.
(f)		Inapplicable.
(g)

Custody Agreement with U.S. Bank, National Association – Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement Filed on Form N-1A filed February 26, 2015.

(h)	(1)

Services Agreement between Registrant and Pinnacle Capital Management, LLC – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.

	(2)	First Amendment to the Services Agreement – Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement Filed on Form N-1A filed February 28, 2014.

	(3)	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to the Registration Statement Filed on Form N-1A filed February 26, 2021.

(i)		Inapplicable.
(j)		Consent of Independent Registered Public Accounting Firm is filed herewith.
(k)		Inapplicable.
(l)		Initial Capital Agreement – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement Filed on Form N-1A filed December 3, 2010.

(m)		Amended Rule 12b-1 Distribution Plan – Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to the Registration Statement Filed on Form N-1A filed February 28, 2018.
(n)		Rule 18f-3 Plan – Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to the Registration Statement Filed on Form N-1A filed February 28, 2018.
(o)		Reserved.
(p)	(1)	Code of Ethics of the Registrant – Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement Filed on Form N-1A filed February 26, 2015.
(2)

Code of Ethics of the Adviser, Pinnacle Capital Management, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement Filed on Form N-1A filed February 26, 2015.

(3)

Code of Ethics of the Distributor, Pinnacle Investments, LLC – Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement Filed on Form N-1A filed February 26, 2015.

(q)		Power of Attorney for Dalton J. Axenfeld, Joseph O. Reagan, MD, Mark E. Wadach, and Christopher Wiles are filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Section 8.1 of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

The Investment Management Agreement with Pinnacle Capital Management, LLC (the “Adviser”) provides that the Adviser, its directors, officers, employees, shareholders, members, agents, control persons or affiliates shall not be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to the Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of its duties under the Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under the Agreement.

The Investment Management Agreement also expressly provides that the obligations of the Trust herein shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any series of the Trust, personally, but bind only the trust property of the Trust (and only the property of the applicable Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of the Agreement shall not be deemed to impose any liability on the officers or any of them personally, but shall bind only the trust property of the Trust (and only the property of applicable Fund) as provided in its Agreement and Declaration of Trust.

The Distribution Agreement with Pinnacle Investments, LLC (the “Distributor”) provides that the Fund agrees to indemnify, defend and hold Distributor, its officers and directors and any person who controls Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its officers and directors or any such controlling person may incur under the Securities Act of 1933, or under the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Fund’s Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; providing, however, that this indemnity, to the extent that it might require indemnity of any person who is an officer or director or controlling person of Distributor and who is also a director or officer of the Fund, shall not inure to the benefit of such officer or director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the Securities Act of 1933; and further provided, that in no event shall anything herein contained be so construed as to protect Distributor (or its officers and directors or any controlling persons) against any liability to the Fund or its shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Registrant maintains a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy. The policy provides coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

Pinnacle Capital Management, LLC (the “Adviser”) provides advisory services to the Registrant. The business and other connections of the Adviser are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Pinnacle Capital Management, LLC (File No. 801-67143) as currently filed with the SEC, which is incorporated by reference herein. To the knowledge of Registrant, none of the Directors or executive officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Adviser currently serves as investment adviser to other institutional and individual clients.

Item 32.	Principal Underwriter

(a)	Pinnacle Investments, LLC (the “Distributor”) also acts as the principal underwriter for the NYSA Fund, another open-end investment company.

(b)	Name	Position with Distributor	Position with Registrant
	Gregg A. Kidd	Founder; Chief Executive Officer	None
	Benjamin R. Quilty	Chief Executive Officer	None
	Eric D. Krouse	Chief Operating Officer	None
	Mark Hansen	Chief Compliance Officer	None
	Mark Nardella	President	None
	Dalton Axenfeld	Controller	Trustee
	Elizabeth Bartlett	Director of Recruitment	None
	Janet Bianchini	Chief Administrative Officer	None

The principal address of all the above-named persona is 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057.

(c)	Inapplicable.

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or its investment adviser, 5845 Widewaters Parkway, Suite 300, East Syracuse, New York 13057. Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian.

Item. 34.	Management Services Not Discussed in Parts A or B

Inapplicable.

Item 35.	Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Syracuse and the State of New York, on the 28th day of February, 2022.

Pinnacle Capital Management Funds Trust

By:	/s/ Stephen J. Fauer
Stephen J. Fauer
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stephen J. Fauer	President	February 28, 2022
Stephen J. Fauer	(Principal Executive Officer)

/s/ Paul A. Tryon	Treasurer	February 28, 2022
Paul A. Tryon	(Principal Financial Officer and Principal Accounting Officer)

Dalton J. Axenfeld*	Trustee

Joseph O. Reagan, MD*	Trustee

Mark E. Wadach*	Trustee

Christopher Wiles*	Trustee

By:	/s/ Jesse Hallee
Jesse Hallee
*Attorney-in-fact

February 28, 2022

Index to Exhibits

Item

28(j)	Consent of Independent Registered Public Accounting Firm
28(q)	Powers of Attorney for Dalton J. Axenfeld, Josephe O. Reagan, MD, Mark E. Wadach, and Christopher Wiles